SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 22, 2001





                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                       0-20957               52-1382541
-----------------------------        -----------------       --------------
(State or other jurisdiction         (SEC File No.)          (IRS Employer
     of incorporation)                                       Identification
                                                                Number)


226 Landis Avenue, Vineland, New Jersey                         08360
---------------------------------------                         -----
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------




                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         A copy of a press release issued February 22, 2001 by the Registrant announcing the appointment of a new President and Chief Executive Officer of the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

Exhibit 99 -- Press Release dated February 22, 2001
----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SUN BANCORP, INC.


Date: February 22, 2001                 By:     /s/Dan A. Chila
                                             -----------------------------------
                                                 Dan A. Chila
                                                 Executive Vice President and
                                                 Chief Financial Officer